                                                          Financial Summary
                                               Average Balances, Rates Paid and Yields

                                                                   Three Months Ended                   Three Months Ended
                                                                   September 30, 2002                   September 30, 2001
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Average                               Average
                                                              Average                 Yield/     Average                    Yield/
(in thousands)                                                Balance      Interest    Rate      Balance        Interest     Rate
----------------------------------------------------------------------------------------------------------------------------------
INTEREST EARNING ASSETS:
Deposits with other banks                                   $    2,763      $    14    2.03%    $    4,720       $    59     5.00%
Federal funds sold                                              66,629          296    1.78        101,143           860     3.40
Securities                                                     909,095       11,231    4.94        773,740        11,668     6.03
Loans (1)                                                    1,102,407       19,294    7.00        902,221        17,708     7.85
----------------------------------------------------------------------------------------------------------------------------------
      Total interest earning assets                         $2,080,894      $30,835    5.93%    $1,781,824       $30,295     6.80%
==================================================================================================================================
NON-INTEREST EARNING ASSETS:
Cash and due from banks                                     $   22,346                             $21,947
Allowance for loan losses                                      (15,213)                            (11,525)
Premises and equipment, net                                     11,310                              10,120
Other assets                                                    51,187                              51,170
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      Total non-interest earning assets                         69,630                              71,712
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Total assets                                                $2,150,524                          $1,853,536
==================================================================================================================================
INTEREST BEARING LIABILITIES:
Deposits:
   Savings, money markets and interest bearing demand       $  480,886      $ 2,759    2.29%    $  319,143       $ 2,413     3.02%
   Certificates of deposit of $100,000 or more                 143,696        1,233    3.43        130,298         1,831     5.62
   Other time deposits                                         494,196        4,538    3.67        480,577         7,116     5.92
----------------------------------------------------------------------------------------------------------------------------------
      Total interest bearing deposits                        1,118,778        8,530    3.05        930,018        11,360     4.89
Borrowed funds                                                 753,875        9,414    4.99        675,726         9,253     5.48
Trust preferred securities                                      32,500          775    9.54         32,500           775     9.54
----------------------------------------------------------------------------------------------------------------------------------
      Total interest bearing liabilities                    $1,905,153      $18,719    3.93%    $1,638,244       $21,388     5.22%
==================================================================================================================================
NON-INTEREST BEARING LIABILITIES:
Demand deposits                                             $  119,167                          $  112,591
Other liabilities                                               18,936                              16,397
Stockholders' equity                                           107,268                              86,304
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      Total non-interest bearing liabilities and
       stockholders' equity                                 $  245,371                          $  215,292
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity                  $2,150,524                          $1,853,536
----------------------------------------------------------------------------------------------------------------------------------

Interest rate spread (2)                                                               2.00%                                 1.58%
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Net interest income and margin (3)                                          $12,116    2.33%                     $ 8,907     2.00%
----------------------------------------------------------------------------------------------------------------------------------

Net interest income and margin
     (tax equivalent basis)(4)                                              $12,429    2.39%                     $ 9,191     2.06%
==================================================================================================================================

(1) Loan origination fees are considered an adjustment to interest income. For the purpose of calculating loan yields, average loan balances include nonaccrual loans with no related interest income.
(2) The interest rate spread is the difference between the average yield on interest earning assets and the average rate paid on interest bearing liabilities.
(3) The net interest margin is equal to net interest income divided by average interest earning assets.
(4) In order to make pre-tax income and resultant yields on tax exempt investments and loans comparable to those on taxable investments and loans, a tax equivalent adjustment is made equally to interest income and interest expense with no effect on after tax income. The tax equivalent adjustment has been computed using a Federal income tax rate of 34% and has increased interest income by $313,000 and $284,000 for the three month periods ended September 30, 2002 and 2001, respectively.


                                                          Financial Summary
                                               Average Balances, Rates Paid and Yields

                                                                    Nine Months Ended                     Nine Months Ended
                                                                    September 30, 2002                    September 30, 2001
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                                                                                      Average                               Average
                                                             Average                   Yield/    Average                    Yield/
(in thousands)                                               Balance       Interest    Rate      Balance        Interest     Rate
------------------------------------------------------------------------------------------------------------------------------------
INTEREST EARNING ASSETS:
Deposits with other banks                                   $    2,947      $    44    1.99%    $    4,045       $   147     4.85%
Federal funds sold                                              76,279          951    1.66         74,887         2,368     4.22
Securities                                                     851,989       33,425    5.23        732,454        34,487     6.28
Loans (1)                                                    1,056,545       55,205    6.97        863,739        52,651     8.13
------------------------------------------------------------------------------------------------------------------------------------
      Total interest earning assets                         $1,987,760      $89,625    6.01%    $1,675,125       $89,653     7.14%
====================================================================================================================================
NON-INTEREST EARNING ASSETS:
Cash and due from banks                                     $   22,570                          $   20,906
Allowance for loan losses                                      (14,270)                            (11,286)
Premises and equipment, net                                     11,195                               9,852
Other assets                                                    51,298                              51,541
------------------------------------------------------------------------------------------------------------------------------------
      Total non-interest earning assets                         70,793                              71,013
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                $2,058,553                          $1,746,138
====================================================================================================================================
INTEREST BEARING LIABILITIES:
Deposits:
   Savings, money markets and interest bearing demand       $  456,600      $ 8,486    2.48%    $  300,717       $ 7,328     3.25%
   Certificates of deposit of $100,000 or more                 147,616        3,943    3.56        126,697         5,958     6.27
   Other time deposits                                         462,405       13,469    3.88        452,603        21,126     6.22
------------------------------------------------------------------------------------------------------------------------------------
      Total interest bearing deposits                        1,066,621       25,898    3.24        880,017        34,412     5.21
Borrowed funds                                                 727,602       27,050    4.96        630,462        26,172     5.53
Trust preferred securities                                      32,500        2,325    9.54         30,565         2,177     9.50
------------------------------------------------------------------------------------------------------------------------------------
      Total interest bearing liabilities                    $1,826,723      $55,273    4.03%    $1,541,044       $62,761     5.43%
====================================================================================================================================
NON-INTEREST BEARING LIABILITIES:
Demand deposits                                             $  115,046                          $  102,133
Other liabilities                                               16,029                              20,182
Stockholders' equity                                           100,755                              82,779
------------------------------------------------------------------------------------------------------------------------------------
      Total non-interest bearing liabilities and
       stockholders' equity                                 $  231,830                          $  205,094
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity                  $2,058,553                          $1,746,138
------------------------------------------------------------------------------------------------------------------------------------

Interest rate spread (2)                                                               1.98%                                 1.71%
------------------------------------------------------------------------------------------------------------------------------------

Net interest income and margin (3)                                          $34,352    2.30%                     $26,892     2.14%
------------------------------------------------------------------------------------------------------------------------------------

Net interest income and margin
     (tax equivalent basis)(4)                                              $35,281    2.37%                     $27,661     2.20%
====================================================================================================================================

(1) Loan origination fees are considered an adjustment to interest income. For the purpose of calculating loan yields, average loan balances include nonaccrual loans with no related interest income.
(2) The interest rate spread is the difference between the average yield on interest earning assets and the average rate paid on interest bearing liabilities.
(3) The net interest margin is equal to net interest income divided by average interest earning assets.
(4) In order to make pre-tax income and resultant yields on tax exempt investments and loans comparable to those on taxable investments and loans, a tax equivalent adjustment is made equally to interest income and interest expense with no effect on after tax income. The tax equivalent adjustment has been computed using a Federal income tax rate of 34% and has increased interest income by $929,000 and $769,000 for the nine month periods ended September 30, 2002 and 2001, respectively.